UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607

(Address of principal executive offices, including Zip Code)

(855) 862-0436

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2015, 1347 Property Insurance Holdings, Inc. (the “Company”) entered into an Agreement to Buyout and Release dated February 24, 2015 (the “Buyout Agreement”) with 1347 Advisors LLC (“Advisors”), a subsidiary of Kingsway Financial Services Inc., to terminate the Management Services Agreement (the “MSA”) between the Company and Advisors dated February 11, 2014, under which Advisors agreed to provide certain services to the Company, including forecasting, analysis of capital structure and reinsurance programs, consultation in future restructuring or capital raising transactions, and consultation in corporate development initiatives.

In connection with the Buyout Agreement and in consideration for Advisors agreeing to voluntarily terminate the MSA effective February 24, 2015 pursuant to the Buyout Agreement, the Company: (i) paid Advisors $2,000,000 in cash, (ii) issued to Advisors 120,000 shares of the Company’s Series B Preferred Shares (the “Series B Preferred Shares”) having a liquidation amount per share equal to $25.00, (iii) issued to Advisors a seven-year warrant (the “Warrant”) to purchase up to 1,500,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) at an exercise price of $15.00 per share, and (iv) entered into a Performance Shares Grant Agreement dated February 24, 2015 (the “Performance Shares Grant Agreement”), with Advisors, whereby Advisors will be entitled to receive 100,000 shares of the Common Stock from the Company if at any time the last sales price of the Common Stock equals or exceeds $10.00 per share for any 20 trading days within any 30-trading day period (collectively, the “Transaction”). The Transaction closed on February 24, 2015. The Series B Preferred Shares and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The Series B Preferred Shares will pay annual cumulative dividends at a rate of 8% per year. On the third, fourth and fifth anniversaries of the issuance date of the Series B Preferred Shares (each, a “Reference Date”), if any dividends that accrued during the 12-month period ending upon such Reference Date are unpaid, such dividends shall accumulate and compound at a rate of 13% per year until all of such dividends are paid in full. During any time that any dividends are unpaid and compounding at the rate of 13% per year after the third anniversary of the issuance date, no dividends or other distributions or repurchases or redemptions on the Common Stock (subject to limited exceptions) shall be declared or paid by the Board of Directors of the Company. Unless redeemed earlier, the Series B Preferred Shares will be redeemed by the Company on the fifth anniversary of the date of issuance (the “Redemption Date”). To the extent that any Series B Preferred Shares have not been redeemed on the Redemption Date, the liquidation value of such Series B Preferred Shares plus any accrued and unpaid dividends thereon shall accumulate and compound at a rate of 13% per year until paid in full. The Series B Preferred Shares are non-voting, except as provided by applicable law.

The Warrant is immediately exercisable upon its issuance. Under the terms of the Warrant, the Company will not issue any shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”) to the extent that after giving effect to such issuance of Warrant Shares any holder of the Warrant, together with its affiliates, beneficially own or control the right to vote in excess of 19.9% of the Company’s total shares of Common Stock outstanding after giving effect to such issuance, unless and until the Company obtains stockholder approval permitting such issuance in accordance with the applicable rules of the Nasdaq Stock Market (“Stockholder Approval”).

If Stockholder Approval is not obtained at the next annual meeting of stockholders of the Company, the Company shall cause the Registration Rights Agreement, dated February 28, 2014, by and between Kingsway America Inc. and the Company (the “Registration Rights Agreement”) to be amended to provide that (i) the holder of the Warrant is granted a demand registration right thereunder with respect to the resale by the holder of the Warrants, which demand registration may, at the option of holder, be for the Company to file a shelf registration statement that permits the resale of the Warrants from time to time thereunder, (ii) the Company is required to include the Warrants in any shelf registration statement that the Company files after the date of such amendment and (iii) if the holder of Warrants exercises its demand registration right under such amended Registration Rights Agreement with respect to the Warrants, the Holder shall pay all expenses (including the Company’s expenses) relating to the registration of such Warrants.

Copies of the Buyout Agreement, the Warrant, the Performance Shares Grant Agreement, the Certificate of Designation with respect to the Series B Preferred Shares and the Certificate representing the Series B Preferred Shares are included as Exhibits 10.1, 4.2, 10.2, 3.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference to such documents.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under “Item 1.01 – Entry into a Material Definitive Agreement” is incorporated by reference into this Item 1.02.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 – Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01 – Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2015, the Company filed a Certificate of Designation (the “Certificate of Designation”) to its Second Amended and Restated Certificate of Incorporation, with the Delaware Secretary of State for the purpose of designating the Series B Preferred Shares and fixing the designations, preferences, qualifications, limitations, restrictions and relative rights of the Series B Preferred Shares. The Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Designation of Series B Preferred Shares dated February 24, 2015.

4.1	Certificate of Series B Preferred Shares.
4.2	Warrant to purchase shares of Common Stock.
10.1	Agreement to Buyout and Release dated February 24, 2015 between the Company and 1347 Advisors LLC.
10.2	Performance Shares Grant Agreement dated February 24, 2015 between the Company and 1347 Advisors LLC.
99.1	Press Release dated February 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2015

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ Douglas N. Raucy
Douglas N. Raucy
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description
3.1	Certificate of Designation of Series B Preferred Shares dated February 24, 2015.
4.1	Certificate of Series B Preferred Shares.
4.2	Warrant to purchase shares of Common Stock.
10.1	Agreement to Buyout and Release dated February 24, 2015 between the Company and 1347 Advisors LLC.
10.2	Performance Shares Grant Agreement dated February 24, 2015 between the Company and 1347 Advisors LLC.
99.1	Press Release dated February 24, 2015.